UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 4, 2026
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2026, Corpay, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Corpay, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 7.01 Regulation FD Disclosure.
Earnings Release Supplement
The Company has made available on its website in the investor relations section an earnings release supplement.

Agreement to sell PayByPhone
On February 4, 2026, the Company issued a press release announcing it had signed a definitive agreement to sell PayByPhone, a mobile parking payments business, to Lightyear Capital. A copy of the press release is attached as Exhibit 99.2, which is incorporated by reference in its entirety.

The information in this item, including Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Corpay, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Forward-Looking Statements
Certain statements contained herein or in the press release furnished as part of this Current Report contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about Corpay’s assumptions and expectations regarding its definitive agreement to sell PayByPhone, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on preliminary information, internal estimates and management assumptions, expectations and plans about future conditions, events and results. Forward-looking statements are subject to many uncertainties and other variable circumstances, such as risks related to the completion of the sale of PayByPhone, including the satisfaction of any conditions thereto, our ability to successfully execute our strategic plan, manage our growth and achieve our performance targets; the impact of macroeconomic conditions, as well as the other risks and uncertainties identified under the caption "Risk Factors" in the 2024 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025 and subsequent filings with the SEC made by us. These factors could cause our actual results and experience to differ materially from any forward-looking statement made herein. The forward-looking statements included herein or in the press release furnished as part of this Current Report are made only as of the date hereof and we do not undertake, and specifically disclaim, any obligation to update any such statements as a result of new information, future events or developments, except as specifically stated or to the extent required by law. You may access Corpay’s SEC filings for free by visiting the SEC web site at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corpay, Inc. press release dated February 4, 2026, regarding fourth quarter financial results
99.2	Corpay, Inc. press release dated February 4, 2026, regarding PayByPhone
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

February 4, 2026	By: /s/ Peter Walker
Peter Walker
Chief Financial Officer